                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
            12/28/98

Restricting Events

A) Average Cumulative Net Loss Ratio

     (a)   The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)    no


     Initial ADCB                                                                                              273,826,503.00
                                                                                       ADCB of
                              ADCB of                                                 Cumulative                 Cumulative
                             Cumulative                   Cumulative              Defaulted Contracts             Net Loss
                         Defaulted Contracts              Recoveries              net of Recoveries                 Ratio
                         -------------------              ----------              -------------------             ----------
     2 months prior         1,934,129.28                   925,741.60                1,008,387.68                    0.37%
     1 month prior          2,400,651.46                 1,141,033.84                1,259,617.62                    0.46%
     Current                2,578,804.66                 1,172,294.33                1,406,510.33                    0.51%
                            ------------                 ------------                ------------                    ----
     Average                2,304,528.47                 1,079,689.92                1,224,838.54                    0.45%


     Annualized maximum Cumulative Net Loss Ratio                      1.00%

     Average Cumulative Net Loss Ratio                                 0.45%

Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                no

C) An Event of Default has occurred and is continuing (yes/no)             no

     (a)    failure to pay on each Distribution Date the full
            amount of interest on any Note (yes/no)                        no

     (b)    failure to pay the then outstanding principal amount of any
            Note, if any, on its related Maturity Date (yes/no)            no


Based on A, B and C, a Restricting Event has occurred and is continuing
(yes / no)                                                                 no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
        12/28/98

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                   yes
     If the current period is less than 16 months after the closing date, one of the top
     five Obligors, as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                    no


     The Obligor Event has been cured (yes, if any of following is yes / no, if each of                                 n/a
     following is no / n/a if not applicable)
       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no
           further Recoveries are expected                                                                              n/a
       c)  a Successor Servicer has been appointed                                                                      n/a


An Obligor Event has occurred and is continuing                                                                         n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                  273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts                                                                                 0.00
     Percentage of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts                                                                                 0.00%
     Percentage of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts exceeds 10% (yes/no)                                                             no


5% Skipped Payment Limit Calculation
------------------------------------

     The percent of contracts with Skipped Payment modifications                                                       0.18%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                    no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                    n/a


Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------------------------------------------------------------------------------------

               (i)     The ADCB of all End-User Contracts with Obligors that are governmental                          0.00%
                       entities or municipalities exceeds 1.13% of the ADCB of the Contract Pool                        no

               (ii)    The ADCB of all End-User Contracts which finance, lease or are related to                       1.15%
                       Software exceeds 3.88% of the ADCB of the Contract Pool                                          no

               (iii)   The ADCB of all End-User Contracts with Obligors who comprise the three
                       largest Obligors (measured by ADCB as of the date of determination)                             3.76%
                       exceeds 5.09% of the ADCB of the Contract Pool                                                   no

               (iv)    The ADCB of all End-User Contracts with Obligors who comprise the 20                           16.27%
                       largest Obligors (measured by ADCB as of the date of determination)                              no
                       exceeds 24.79% of the ADCB of the Contract Pool

               (v)     The ADCB of the End-User Contracts related to a single Vendor, or                              14.94%
                       representing a Vendor Loan of such Vendor or affiliate thereof                                   no
                       exceeds 23.01% of the ADCB of the Contract Pool

               (vi)    The ADCB of all End-User Contracts with Obligors thereof located                               10.06%
                       in a single State of the United States exceeds 17.73% of the ADCB                                no
                       of the Contract Pool



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       12/28/98
                                                                                          Collection                 Reserve
                                                                                            Account                    Fund
                                                                                            -------                    ----
Beginning Account Balance                                                                         0.00               2,738,265.00
Investment Earnings                                                                          54,401.83                  12,405.13

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts
  and less Servicer Advances plus Payaheads                                               5,198,795.17
Add: Prepayment Amounts                                                                   3,131,023.34
Add: Recoveries                                                                              31,260.49
Add: Investment Earnings                                                                     66,806.96                 (12,405.13)
Add: Late Charges                                                                            12,450.54
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                            0.00



Available Amounts                                                                         8,440,336.50               2,738,265.00
-----------------



Payments on Distribution Date
-----------------------------

   (A) **    Indenture Trustee Fees (first in funds allocation during
             a Restricting Event or an Event of Default)                                          0.00

     (A)     Unreimbursed Servicer Advances                                                       0.00

     (B)     Monthly Servicing Fee, due and accrued, including any amounts unpaid            55,959.10

     (C)     Class A-1 Notes interest, due and accrued, including any amounts unpaid              0.00

     (D)     Class A-2 Notes interest, due and accrued, including any amounts unpaid        650,143.00

     (E)     Class B Notes interest, due and accrued, including any amounts unpaid           28,342.92

     (F)     Class C Notes interest, due and accrued, including any amounts unpaid           19,418.53

     (G)     Class D Notes interest, due and accrued, including any amounts unpaid           25,340.54

     (H)     The Class A-1 Principal Payment Amount                                               0.00

     (I)     The Class A-2 Principal Payment Amount                                       7,026,950.59

     (J)     The Class B Principal Payment Amount                                           301.155.03

     (K)     The Class C Principal Payment Amount                                           200,770.02

     (L)     The Class D Principal Payment Amount                                           132,256.77

     (M)     Amounts required to meet the Reserve Fund Amount                                     0.00                       0.00

     (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid                 0.00
             (applicable only if an Obligor Event has occurred and is continuing)

     (N)     Any excess to Certificateholders                                                     0.00

Distributions to Noteholders and Certificateholders                                       8,440,336.50

Ending balance of accounts                                                                        0.00               2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          12/28/98


          A Restricting Event has occurred and is continuing (yes\no)                                                  no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                    0.00


Unreimbursed Servicer Advances
------------------------------

    (i)   Current month Unreimbursed Servicer Advances                                                                      0.00
    (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00
   (iii)  Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                        0.00
    (iv)  Unreimbursed Servicer Advances distributed                                                                        0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                                              0.00




Servicing Fee Schedule
----------------------

    (i)   Servicing Fee Percentage                                                                                          0.50%
    (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                        134,301,840.38
   (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                      55,959.10
    (iv)  Servicing Fee accrued but not paid in prior periods                                                               0.00
    (v)   Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                          55,959.10
    (vi)  Monthly Servicing Fee distributed                                                                            55,959.10
          Servicing Fee accrued but not paid                                                                                0.00

Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                               0.00
    (i)   Class A-1 Interest Rate                                                                                         5.7325%
    (ii)  Number of days in Accrual Period                                                                                     0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                           0.0000%
          Current Class A-1 interest due                                                                                    0.00
          Prior Class A-1 interest arrearage                                                                                0.00
          Current Period Interest Shortfall                                                                                 0.00

          Class A-1 interest distribution                                                                                   0.00


Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                                     122,092,582.28
          Class A-2 Interest Rate                                                                                         6.3900%
          Class A-2 Interest Rate x 30/360                                                                                0.5325%
          Current Class A-2 interest due                                                                              650,143.00
          Prior Class A-2 interest arrearage                                                                                0.00
          Current Period Interest Shortfall                                                                                 0.00

          Class A-2 interest distribution                                                                             650,143.00


Class B Interest Schedule
-------------------------

          Opening Class B principal balance                                                                         5,232,539.19
          Class B Interest Rate                                                                                           6.5000%
          Class B Interest Rate x 30/360                                                                                  0.5417%
          Current Class B interest due                                                                                 28,342.92
          Prior Class B interest arrearage                                                                                  0.00
          Current Period Interest Shortfall                                                                                 0.00

          Class B interest distribution                                                                                28,342.92

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          12/28/98


Class C Interest Schedule
-------------------------
          Opening Class C principal balance                                                                          3,488,359.46
          Class C Interest Rate                                                                                            6.6800%
          Class C Interest Rate x 30/360                                                                                   0.5567%
          Current Class C interest due                                                                                  19,418.53
          Prior Class C interest arrearage                                                                                   0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class C interest distribution                                                                                 19,418.53


Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                                          3,985,406.17
          Class D Interest Rate                                                                                            7.6300%
          Class D Interest Rate x 30/360                                                                                   0.6358%
          Current Class D interest due                                                                                  25,340.54
          Prior Class D interest arrearage                                                                                   0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class D interest distribution                                                                                 25,340.54

Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                                                                                          9/25/98
   (i)    Opening Class A-1 principal balance                                                                                0.00
   (ii)   ADCB as of last day of second preceding Collection Period                                                134,301,840.38
  (iii)   ADCB as of last day of immediately preceding Collection Period                                           126,572,194.74
          Expected Class A-1 Payment ( (ii) - (iii) )                                                                7,729,645.64
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                      0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                     0.00
          Class A-1 Principal Payment Amount distribution                                                                    0.00
                                Shortfall                                                                                    0.00

          Class A-1 Principal Balance after current distribution                                                             0.00



Class A-2 Principal Schedule
----------------------------

   (i)    Opening Class A-2 principal balance                                                                      122,092,582.28
   (ii)   Applicable Class A-2 Percentage                                                                                   90.91%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                     126,572,194.74
   (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                      115,065,631.69
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                         7,026,950.59
   (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                 7,026,950.59

          Class A-2 Principal Payment Amount distributed                                                             7,026,950.59
                                Shortfall                                                                                    0.00

          Class A-2 principal balance after current distribution                                                   115,065,631.69

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          12/28/98


Class B Principal Schedule
--------------------------

   (i)   Opening Class B principal balance                                                                            5,232,539.19
   (ii)  Applicable Class B Percentage                                                                                        3.90%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       126,572,194.74
   (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                            4,931,384.16
   (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                             301,155.03
   (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                       301,155.03

         Class B Principal Payment Amount distributed                                                                   301,155.03
                               Shortfall                                                                                      0.00

         Class B principal balance after current distribution                                                         4,931,384.16



Class C Principal Schedule
--------------------------

   (i)   Opening Class C principal balance                                                                            3,488,359.46
   (ii)  Applicable Class C Percentage                                                                                        2.60%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       126,572,194.74
   (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                            3,287,589.44
   (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                             200,770.02
   (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                       200,770.02

         Class C Principal Payment Amount distributed                                                                   200,770.02
                               Shortfall                                                                                      0.00

         Class C principal balance after current distribution                                                         3,287,589.44



Class D Principal Schedule
--------------------------

   (i)   Opening Class D principal balance                                                                            3,985,406.17
   (ii)  Applicable Class D Percentage                                                                                        2.60%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       126,572,194.74
   (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                            3,287,589.44
   (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                             697,816.73
   (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                       697,816.73

         Class D Principal Payment Amount distributed                                                                   132,256.77
                               Shortfall                                                                                565,559.95

         Class D principal balance after current distribution                                                         3,853,149.40


Reserve Fund Schedule
---------------------

         Prior month Reserve Fund balance                                                                             2,738,265.00
         Initial ADCB                                                                                               273,826,503.00
         Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                          2,738,265.00
                               (ii) outstanding principal of the Notes)
         Current period draw on Reserve Fund                                                                                  0.00
         Required deposit to Reserve Fund                                                                                     0.00
         Actual deposit to Reserve Fund                                                                                       0.00
         Interest Earned on Reserve Account                                                                              12,405.13
         Deposit to Certificateholder                                                                                         0.00
         Ending Reserve Fund balance                                                                                  2,738,265.00

         Ending Reserve Fund balance as a percentage of ADCB                                                                  2.16%


Servicing Fee Schedule
----------------------

         Servicing Fee during an Obligor Event                                                                                0.00
         Servicing Fee paid                                                                                                   0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors


          12/28/98
                                CUSIP # 423327AA3
          Class A-1
          ---------
          Class A-1 principal balance                                                                            0.00
          Initial Class A-1 principal balance                                                           62,980,096.00

          Note factor                                                                                     0.000000000



                                CUSIP # 423327AB1
          Class A-2
          ---------
          Class A-2 principal balance                                                                  115,065,631.69
          Initial Class A-2 principal balance                                                          191,678,552.00

          Note factor                                                                                     0.600305201



                                CUSIP # 423327AC9
          Class B
          -------
          Class B principal balance                                                                      4,931,384.16
          initial Class B principal balance                                                              8,214,795.00

          Note factor                                                                                     0.600305201



                                CUSIP # 423327AD7
          Class C
          -------
          Class C principal balance                                                                      3,287,589.44
          Initial Class C principal balance                                                              5,476,530.00

          Note factor                                                                                     0.600305201




          Class D
          -------
          Class D principal balance                                                                      3,853,149.40
          Initial Class D principal balance                                                              5,476,530.00

          Note factor                                                                                     0.703574964

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
         12/28/98

ADCB as of the last day of the Collection Period                                                        126,572,194.74




Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                      178,153.20
Number of Defaulted Contracts as of the last day of the Collection Period                                            1
Defaulted Contracts as a percentage of ADCB (annualized)                                                          1.69%

DCB of Adjusted Contracts as of the last day of the Collection Period                                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                                      2,879,795.00
Number of Prepaid Contracts as of the last day of the Collection Period                                             13

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0

DCB of Warranty Contracts as of the last day of the Collection Period                                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                                             0

DCB of repurchased Contracts as of the last day of the Collection Period                                          0.00
Number of repurchased Contracts as of the Collection Period                                                          0

DCB of Additional Contracts as of the last day of the Collection Period                                           0.00
Number of Additional Contracts as of the Collection Period                                                           0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period             31,260.49


Delinquencies                                                                    Dollars                  Percent
                                                                                 -------                  -------
          Current                                                             123,913,584.27                     97.36%
          31-60 days past due                                                   3,013,224.49                      2.37%
          61-90 days past due                                                     343,147.21                      0.27%
          Over 90 days past due                                                         0.00                      0.00%
                                                                                        ----                      ----
          Total                                                               127,269,955.97                    100.00%

          31+ days past due                                                     3,356,371.70                      2.64%



 (i)     DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                          2,578,804.66
 (ii)    Cumulative Recoveries realized on Defaulted Contracts                                            1,172,294.33
         Cumulative net losses to date  ( (i) - (ii) )                                                    1,406,510.33

         -----------------------------------------------------------------------------------
                                         Static Information

         Initial ADCB                                                            273,826,503
         Discount Rate                                                               6.9239%
         Class A-1 Initial Principal Amount                                       62,980,096
         Class A-1 Interest Rate                                                     5.7325%
         Class A-2 Initial Principal Amount                                      191,678,552
         Class A-2 Interest Rate                                                     6.3900%
         Class B Initial Principal Amount                                          8,214,795
         Class B Interest Rate                                                       6.5000%
         Class C Initial Principal Amount                                          5,476,530
         Class C Interest Rate                                                       6.6800%
         Class D Initial Principal Amount                                          5,476,530
         Class D Interest Rate                                                       7.6300%
         Reserve Fund Initial Deposit                                              2,738,265
         Class A-1 Maturity Date                                                    09/25/98
         Classes A-2, B, C, & D Maturity Date                                       05/25/05
         Closing Date                                                               09/04/97
         -----------------------------------------------------------------------------------